Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account One
Director Outlook Series I/IR
[This contract was previously sold under various marketing names depending on which distribution partner sold the contract and/or when the contract was sold. These marketing names include: Director Outlook Series I/IR, Director Select Outlook Series I/IR, Director Elite Outlook Series I/IR, The Director Solution Outlook Series I/IR, Director Preferred Outlook Series I/IR, and Wells Fargo Director Outlook Series I/IR]
Supplement dated June 25, 2026 to the prospectus and updating summary prospectus dated May 1, 2026
The following supplements and amends the prospectus and updating summary prospectus for the above-mentioned contracts. Please read this supplement carefully and retain it for future reference. Special terms not defined in this supplement have the same meanings as in the prospectus and updating summary prospectus.
Effective May 1, 2026, in Appendix A - Investment Options Available Under the Contract:
“Current Expenses” for the following funds are updated:

Fund and Adviser/Subadviser	Current Expenses
Hartford Capital Appreciation HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.93%
Hartford Disciplined Equity HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.85%

HV-8279